UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2020

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Information

On October 22, 2020, InVivo Therapeutics Holdings Corp. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) for a registered public offering (the “Offering”) of an aggregate of (i) 11,785,000 shares of common stock, $0.00001 par value per share, of the Company (the “Shares”), (ii) Series B warrants (the “Series B Warrants”) exercisable for an aggregate of 6,965,000 shares of common stock and (iii) Series A Warrants (the “Series A Warrants”) exercisable for an aggregate of 18,750,000 shares of common stock (the Series A Warrants together with the Series B Warrants, the “Warrants”). The Offering will close on October 26, 2020, subject to customary closing conditions.

The Company’s net proceeds from the Offering, after deducting Wainwright’s placement agent fees and other estimated offering expenses payable by the Company, will be approximately $13.5 million.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) on October 22, 2020 with certain institutional investors. The Purchase Agreement contains customary representations and warranties of the Company, termination rights of the parties, and certain indemnification obligations of the Company and ongoing covenants of the Company, including a prohibition on issuance of common stock or securities convertible or exchangeable into common stock by the Company for a period of 90 days after the date of the Purchase Agreement and a prohibition on the Company entering into variable rate transactions for a period of 12 months after the date of the Purchase Agreement, subject to certain exceptions.

The Series A Warrants are exercisable upon issuance at a price of $0.80 per share of common stock, subject to adjustment in certain circumstances, and expire on October 27, 2025. The Series B Warrants are exercisable upon issuance at a price of $0.00001 per share of common stock, subject to adjustment in certain circumstances, and expire when exercised in full, subject to certain conditions. The Shares and Series B Warrants were each offered together with the Series A Warrants, but the Shares and Warrants were issued separately from the Series A Warrants.

The offering price to the public was $0.80 per Share and Series A Warrant and $0.79999 per Series B Warrant and Series A Warrant. The Series B Warrants were issued and sold to certain purchasers whose purchase of shares of common stock in the Offering would have otherwise resulted in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding common stock immediately following the consummation of this Offering, if the purchaser so chose in lieu of shares of common stock that would otherwise result in the purchaser’s beneficial ownership exceeding 4.99% of the Company’s outstanding common stock (or at the election of the purchaser, 9.99%).

The Shares, Warrants and Placement Agent Warrants (as defined below) were issued pursuant to a registration statement on Form S-1 that was filed with the Securities and Exchange Commission (“SEC”) on October 6, 2020 and declared effective by the SEC on October 22, 2020 (File No. 333-249353).

The Company is also party to an engagement letter (the “Engagement Letter”) with Wainwright, pursuant to which Wainwright acted as exclusive placement agent for the Offering. In accordance with the terms of the Engagement Letter and the Placement Agency Agreement, the Company paid Wainwright a cash fee of $1,050,000, which represents 7.0% of the gross proceeds of the Offering, a management fee of $150,000, which represents 1.0% of the gross proceeds of the Offering, and $12,900 for expenses of its clearing firm, and will reimburse Wainwright for its reasonable and documented legal fees and expenses up to $66,000.

Pursuant to the Engagement Letter and the Placement Agency Agreement, the Company issued to Wainwright’s designees placement agent warrants (the “Placement Agent Warrants”) to purchase 1,218,750 shares of common stock, which represents a number of shares of common stock equal to 6.5% of the aggregate number of shares of common stock and Series B Warrants sold in the Offering. The Placement Agent Warrants have an exercise price of $1.00 per share of common stock. The Placement Agent Warrants are exercisable upon issuance and expire October 22, 2025.

In addition, under the Engagement Letter the Company has granted to Wainwright, subject to certain exceptions, the right to act as the Company’s exclusive agent, advisor or underwriter with respect to any offering of securities for capital raising purposes until October 31, 2021.

The descriptions of terms and conditions of the Series A Warrants, the Series B Warrants, the Placement Agent Warrants and the Purchase Agreement set forth herein are qualified in their entirety by the full text of the Form of Series A Warrant, Form of Series B Warrant, Form of Placement Agent Warrant and Form of Securities Purchase Agreement, which are filed as Exhibits 4.1, 4.2, 4.3 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The opinion and consent of Ballard Spahr LLP, as to the validity of these shares of common stock, filed as Exhibits 5.1 and 23.1 to this Current Report on Form 8-K, respectively, are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1	Form of Series A Warrant (incorporated by reference from Exhibit 4.12 to the Company’s Amendment No. 1 to Registration Statement on Form S-1/A (File No. 333-249353), as filed with the SEC on October 16, 2020)
4.2	Form of Series B Pre-Funded Warrant (incorporated by reference from Exhibit 4.13 to the Company’s Amendment No. 1 to Registration Statement on Form S-1/A (File No. 333-249353), as filed with the SEC on October 16, 2020)
4.3	Form of Placement Agent Warrant (incorporated by reference from Exhibit 4.14 to the Company’s Amendment No. 1 to Registration Statement on Form S-1/A (File No. 333-249353), as filed with the SEC on October 16, 2020)
5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
99.1	Form of Securities Purchase Agreement (incorporated by reference from Exhibit 10.24 to the Company’s Amendment No. 1 to Registration Statement on Form S-1/A (File No. 333-249353), as filed with the SEC on October 16, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: October 23, 2020	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer